UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Amendment and Restatement of CoreCivic, Inc. Executive Severance and Change in Control Plan

On July 17, 2025, the Board of Directors (the “Board”) of CoreCivic, Inc., a Maryland corporation (the “Company”), adopted the CoreCivic, Inc. Amended and Restated Executive Severance and Change in Control Plan (the “Amended Severance Plan”), effective as of July 25, 2025, which amends and restates the CoreCivic, Inc. Executive Severance and Change in Control Plan dated December 14, 2023 (effective January 1, 2024) and applies to certain key management personnel of the Company, including the Company’s Chief Executive Officer, Chief Financial Officer, and such other employees of the Company at the executive vice president level (collectively, the “Covered Executives”).

The Amended Severance Plan (i) defines Annual Cash Bonus as a Covered Executive’s target annual cash bonus amount at the amount in effect on the Date of Termination (as defined in the Amended Severance Plan); (ii) defines Severance Amount as the Covered Executive’s Base Salary (as defined in the Amended Severance Plan) plus the Covered Executive’s Annual Cash Bonus; (iii) extends the Change in Control Period to the eighteen (18) month period immediately following a Change in Control (as defined in the Amended Severance Plan) (such time period, as amended, the “Change in Control Period”); (iv) increases the cash severance payment for a termination of the Company’s Chief Executive Officer without Cause or the Chief Executive Officer’s resignation for Good Reason outside of the Change in Control Period from Base Salary to 2 times the Severance Amount; and (v) decreases the multiplier used for calculating the lump sum cash payment due to a Covered Executive for termination of a Covered Executive without Cause or a Covered Executive’s resignation for Good Reason during a Change in Control Period from 2.99 times such Covered Executive’s then-current Base Salary to, (a) in the case of the Company’s Chief Executive Officer, 2.5 times such Covered Executive’s Severance Amount and (b) in the case of all other Covered Executives, 1.5 times such Covered Executive’s Severance Amount.

The foregoing summary is qualified in its entirety by reference to the Amended Severance Plan, which is filed as Exhibit 10.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	CoreCivic, Inc. Amended and Restated Executive Severance and Change in Control Plan, adopted July 17, 2025.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 18, 2025

By:	/s/ David M. Garfinkle
David M. Garfinkle
Executive Vice President and Chief Financial Officer